THE ALGER FUND

      Supplement to the Statement of Additional Information dated May 1, 2002 as Supplemented May 8, 2002, October 1, 2002 and October 16, 2002


The following supplements the section entitled "Investment Strategies and Policies" beginning on page 3 of the Statement of Additional Information.

      CONVERTIBLE SECURITIES

      Each Portfolio (other than Alger Money Market Portfolio) may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.


The date of this supplement is January 10, 2003.